Exhibit 99.1

Media Contact: Darla Turner, Darla.Turner@appharvest.com

AppHarvest names CEA industry vet Tony Martin CEO
to help accelerate production and revenue ramp up of high-tech indoor farm network

Martin will continue rapid execution of Project New Leaf focused on operational efficiency for higher yields, improved quality and cost savings

Kevin Willis named AppHarvest board chair
AppHarvest has been shipping more sustainable produce to top grocers, restaurants and food service outlets since 2021

 MOREHEAD, Ky., July 13, 2023 -- AppHarvest, Inc. (NASDAQ: APPH, APPHW), a sustainable food company, public benefit corporation and Certified B Corp building some of the world’s largest high-tech indoor farms to grow affordable, nutritious fruits and vegetables at scale while providing good jobs in Appalachia, today named controlled environment agriculture veteran Tony Martin its chief executive officer effective immediately to accelerate its strategic plan, Project New Leaf, which has shown strong progress toward operational efficiencies resulting in higher sales, cost savings and product quality as the company works to increase production across its four-farm network.

Martin has served as an AppHarvest board member since October 2022 and as chief operating officer since January of this year. He joined AppHarvest following a nearly 12-year career with Windset Farms, one of the largest controlled environment agriculture (CEA) producers and marketers of indoor-grown crops in North America with more than 250 acres in the U.S. and Canada. At Windset, he supported both significant infrastructure and revenue growth. Martin has served as a consultant in the CEA sector and is a board member of the Fruit & Vegetable Dispute Resolution Corporation, a non-profit that sets standards for the trade of fresh fruits and vegetables in Canada. He also serves on the board of Natureripe Farms, the second largest strawberry producer in North America, and is a partner in GA Partners, which consults on agricultural operations and assisting businesses in transition.

Martin’s Project New Leaf strategic plan focuses on improving labor efficiency, better leveraging industry relationships and expertise, implementing disciplined cost control, improving the feedback loop across the organization and aligning the workforce to the five-year plan. “I’m seeing a maturity building in the organization to better manage issues and to mitigate any material impact from challenges. We’re working more collaboratively, which is delivering cost savings and driving product quality. The mission and purpose behind AppHarvest have brought a tremendous amount of talent to the team, and I expect to see more operational efficiencies leading to increased performance throughout the year.”

Kevin Willis, who has served on the AppHarvest board since February of 2022, will assume the position of board chair. Willis currently serves as senior vice president and chief financial officer of Ashland (NYSE: ASH), a global specialty materials company.

AppHarvest Founder Jonathan Webb transitions from his previous roles as chairman and CEO to become chief strategy officer. He remains on the board as a director. “I founded AppHarvest based on a mission to improve domestic food security by farming more sustainably with climate-resilient practices while providing economic opportunity in Central Appalachia,” said Webb. “Thanks to the AppHarvest team and the tenacity of the people of Kentucky, we undertook the largest simultaneous buildout of CEA infrastructure in U.S. history and worked to put the region on the map as a hub for AgTech drawing more CEA investment to the state. While I will continue to support the company, I am confident that Tony’s leadership, extensive background in CEA and track record for optimizing revenue growth will provide the guidance the company needs at this inflection point.”

“In the brief time Tony has served as COO, he already has shaped a culture of measurement, accountability, collaboration, responsiveness and learning, and the board welcomes his leadership in the role of CEO,” said AppHarvest Board Chair Kevin Willis. “Jonathan’s vision to set a new standard in sustainable farming has brought attention to the need for climate-resilient agriculture that helps ensure domestic food security with a more sustainable footprint that’s better for people and planet. The board and I thank Jonathan for his service as CEO and chair and appreciate his continued efforts to support the company.”

Exhibit 99.1

About AppHarvest
AppHarvest is a sustainable food company in Appalachia developing and operating some of the world’s largest high-tech indoor farms with high levels of automation to build a reliable, climate-resilient food system. AppHarvest’s farms are designed to grow produce using sunshine, rainwater and up to 90% less water than open-field growing, all while producing yields up to 30 times that of traditional agriculture and preventing pollution from agricultural runoff. AppHarvest currently operates its 60-acre flagship farm in Morehead, Ky., producing tomatoes, a 15-acre indoor farm for salad greens in Berea, Ky., a 30-acre farm for strawberries and cucumbers in Somerset, Ky., and a 60-acre farm in Richmond, Ky., for tomatoes. The four-farm network consists of 165 acres. For more information, visit https://www.appharvest.com.

Forward-Looking Statements
Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “expect,” “believe,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “could,” “would,” “plan,” “potential,” “seem,” “future,” “outlook,” “can,” “may, ”“target,” “strategy,” “working to” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, regarding AppHarvest’s intention to build high-tech CEA farms, the anticipated benefits of and production at such facilities, including implementation of a phased approach at each facility, timing and availability of tomatoes at top national grocery stores and restaurants, anticipated benefits of the third season harvest, the benefits of using a data-driven approach to optimize production across the farm network, the anticipated benefits and timing of the Company’s strategic program referred to as Project New Leaf, the potential for a sale-leaseback of an additional farm, AppHarvest’s future financial performance, as well as AppHarvest’s growth and evolving business plans and strategy, ability to capitalize on commercial opportunities, future operations, estimated financial position, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of AppHarvest’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of AppHarvest. These forward-looking statements are subject to a number of risks and uncertainties, including those discussed in the company’s Quarterly Report on Form 10-Q filed with the SEC by AppHarvest on May 10, 2023, under the heading “Risk Factors,” and other documents AppHarvest has filed, or that AppHarvest will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, forward-looking statements reflect AppHarvest’s expectations, plans, or forecasts of future events and views as of the date of this press release. AppHarvest anticipates that subsequent events and developments will cause its assessments to change. However, while AppHarvest may elect to update these forward-looking statements at some point in the future, AppHarvest specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing AppHarvest’s assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.